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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): November 14, 2000


                     ENTRAVISION COMMUNICATIONS CORPORATION
                     --------------------------------------
               (Exact name of registrant as specified in charter)

         Delaware                     1-15997             95-4783236
         ------------------------------------------------------------
         (State or other          (Commission File      (IRS Employer
          jurisdiction of              Number)           Identification No.)
          incorporation)


        2425 OLYMPIC BOULEVARD, SUITE 6000 WEST, SANTA MONICA, CA 90404
        ---------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (310) 447-3870


                                      N/A
         (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER INFORMATION

On November 2, 2000, the Board of Directors (the "Board") of Entravision Communications Corporation (the "Company") elected Michael S. Rosen and the Honorable Esteban Torres to serve as directors on the Board and to serve as members of the audit committee of the Company (the "Committee"). Mr. Rosen is the inaugural chair and Mr. Torres is an inaugural member of the Committee. The press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial statements of businesses acquired.  None

          (b)  Pro forma business information.  None

          (c)  Exhibits.

               99.1 Press Release, issued November 14, 2000.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ENTRAVISION COMMUNICATIONS CORPORATION


                                  By: /s/ Walter F. Ulloa
                                     -------------------------------------------
                                  Name:   Walter F. Ulloa
                                  Title:  Chairman and Chief Executive Officer


DATE: November 14, 2000